UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

ACXIOM CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

This Schedule 14A filing consists of the following communications relating to the proposed acquisition of the Acxiom Marketing Solutions (“AMS”) business of Acxiom Corporation (the “Company”) by The Interpublic Group of Companies, Inc. (“IPG”) pursuant to the terms of a Membership Interest Purchase Agreement, dated as of July 2, 2017, by and among the Company, IPG, LiveRamp, Inc., a wholly owned subsidiary of the Company and Acxiom Holdings, Inc., a wholly owned subsidiary of the Company:

(i)	Email re: Client & Partner Frequently Asked Questions;

(ii)	LiveRamp/AMS Joint Client & Partner Communications Guide;

(iii)	LiveRamp Resale Client & Partner Communications Guide;

(iv)	LiveRamp Direct Client & Partner Communications Guide; and

(v)	Slide: “IPG Ranks #1 in Global Effectiveness and Creativity Awards”

The items listed above were first used or made available on July 9, 2018.

Brands team,

Per my previous email, the FAQ’s you’ll want to use are slightly more complex than the rest of LiveRamp, dependent upon if your client is a LR only or LR & AMS customer. I’ve tried to make it as simple as possible, but feel free to ask if you have questions. Instructions as follows:

1. Check THIS DOC to determine if the customer you are contacting (or contacted you) is a joint LR/AMS customer

1a: If YES, see #2

1b: If NO

Use the Standard FAQ to respond to any customer questions

2. Check Column C (Relationship) for status

2a: If Column C says AMS RESALE:

Use the AMS RESALE FAQ

2b: If Column C says Joint LR/AMS Direct

Use the Joint AMS DIRECT FAQ

Thanks for your close attention to this. Again, as I mentioned in the below email, please direct any questions that aren’t covered in the FAQ to me, and I will help coordinate your response!

R-

Rebecca Stone

Head of IPG/AMS Acquisition Comms

LiveRamp

p: [REDACTED] | e: [REDACTED]

225 Bush Fl 17, San Francisco, CA 94104

---------- Forwarded message ----------

From: Rebecca Stone <[REDACTED]>

Date: Mon, Jul 9, 2018 at 8:58 PM

Subject: Client & Partner FAQ: IPG Acquisition of AMS

To: Rebecca Stone <[REDACTED]>

Team,

In response to the steady stream of questions we’re getting from customers and partners regarding IPG’s acquisition of AMS, we have pulled together an FAQ & Communications guide.

Since there are rules that we’re required to follow, as a public company, about how we communicate about the acquisition, we won’t be able to have a slack channel or distro email for this. Instead, please refer all questions that aren’t covered by the Comms guide to me and I’ll help coordinate the answers for you. We will update the doc as the situation evolves and we get more information

BRANDS TEAM: Some of you will have a different Comms Guide & FAQ for customers who are joint LiveRamp/AMS customers. A separate set of instructions will follow shortly. Please refer to that email prior to communicating with your customers.

Thanks everyone,

Rebecca

Rebecca Stone

Head of IPG/AMS Acquisition Comms

LiveRamp

p: [REDACTED] | e: [REDACTED]

225 Bush Fl 17, San Francisco, CA 94104

Need to schedule a meeting with me? Contact Ace Antazo / [REDACTED]

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the proposed transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) our expectations regarding the timing, completion and expected benefits of the proposed transaction, (ii) our plans, objectives and intentions with respect to our future operations, our customers and our market, and (iii) the expected impact of the proposed transaction on our business. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the risk that the transaction may not be completed in a timely manner or at all; the effect of the announcement or pendency of the transaction on our business relationships, results of operations and business generally; risks that the proposed transaction disrupts current plans and operations; and general market, political, economic and business conditions. The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended March 31, 2018. The forward-looking statements in this communication are based on information available to Acxiom as of the date hereof.

We undertake no obligation to update the information contained in this statement or any other forward-looking statement.

Additional Information and Where to Find It

Acxiom will file relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction, including a proxy statement on Schedule 14A. Under the proposed terms, promptly after filing its proxy statement with the SEC, Acxiom will mail or otherwise make available the proxy statement and a proxy card to each stockholder entitled to vote at the annual meeting relating to the proposed transaction. ACXIOM STOCKHOLDERS AND OTHER INVESTORS ARE ADVISED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN RESPECT OF THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, AS THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Acxiom stockholders and other investors may obtain free copies of the proxy statement and other relevant materials in connection with the proposed transaction (when they become available), along with other documents filed by Acxiom with the SEC, at the SEC’s website (http://www.sec.gov).

The directors and executive officers of Acxiom may be deemed to be participants in the solicitation of proxies from the stockholders of Acxiom in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding Acxiom’s directors and executive officers is also included in Acxiom’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on June 29, 2017. These document are available free of charge as described in the preceding paragraph.

Interpublic Group (IPG) Acquisition of AMS

LiveRamp/AMS Joint Client & Partner Communications Guide

EMAIL COPY

Subject: Following up on IPG acquisition of Acxiom Marketing Solutions

Hi [name],

I’m reaching out to connect with you about an exciting announcement our parent company Acxiom made: Interpublic Group (IPG) will acquire Acxiom Marketing Solutions (AMS), which is the services division of Acxiom. Once the transaction is complete, LiveRamp will become a well-capitalized standalone public company.

The substantial proceeds from the transaction will enable LiveRamp to invest in our business and accelerate our customer’s ability to power exceptional customer experiences using the world’s best identity resolution platform .

We expect the deal to close before the end of the calendar year. As always, LiveRamp will continue to operate as a neutral, open provider of identity technology for the benefit of anyone and everyone.

We’re excited to take this next step in our journey and look forward to making investments that further strengthen our relationship with you.

Best wishes,

[your name]

VOICE MAIL SCRIPT

Hi [name] – it’s [your name] from LiveRamp. I’m reaching out to see if we can quickly connect to go over the announcements our parent company Acxiom made about IPG acquiring Acxiom Marketing Solutions, the services division of Acxiom.

This is very exciting news for LiveRamp. Once the transaction is complete, LiveRamp will become a standalone public company. In addition, we will be able to invest the substantial proceeds from the sale in ways that bring additional value to our customers.

I’d love to answer any questions you have as quickly as possible. Can you give me a ring or send me an email to let me know when we can talk?

TALKING POINTS FOR CLIENT CONVERSATIONS

Upon closing, LiveRamp will emerge as a well-capitalized, industry leader positioned to enable identity resolution across the martech ecosystem.

•	We expect the deal to close before the end of the calendar year. Once this happens, LiveRamp will operate as a standalone public company.

•	LiveRamp will be able to invest the substantial proceeds from the transaction in both organic and inorganic initiatives that accelerate our customers ability to power exceptional customer experiences using the world’s best identity resolution platform

•	Importantly, this reinforces LiveRamp’s position as a neutral, open provider of identity technology for the benefit of anyone and everyone.

•	We will also have a partnership agreement in place with IPG to support current and future needs for identity resolution technology.

Our clients are always our number one priority, and this will not in any way negatively impact your service - in fact, it’s quite the opposite

•	We remain laser focused on providing you with the highest level of service.

•	This news does not change how we work with you.

•	Over time, we look forward to providing you with an even broader array of capabilities.

There could not be a better home for Acxiom Marketing Solutions clients than Interpublic Group

•	Acxiom’s goal with the strategic review was to accelerate its ability to deliver value to clients by providing access to a broader set of offerings delivered with even greater scale. AMS is a market leader, and they wanted to extend this leadership.

•	Once the deal closes, AMS will retain the Acxiom name and will operate as an independent division associated with IPG Mediabrands.

•	LiveRamp will have a partnership agreement in place to support their needs for identity resolution technology.

•	LiveRamp has had a pre-existing relationship with IPG and has worked with them for a number of years. This only expands and strengthens our relationship.

Frequently Asked Questions:

Q. What is AMS? Is Acxiom selling LiveRamp?

Acxiom is currently split in to two divisions: Acxiom Marketing Solutions (AMS) and LiveRamp. In day-to-day activity, AMS operates separately from LiveRamp. The AMS division is focused on providing services to marketers, such as analytics and database maintenance. Upon the completion of the transaction, the Acxiom brand will stay with AMS and LiveRamp will become a standalone public company.

Q: Why did Acxiom decide to sell AMS?

Simply to accelerate their ability to deliver value to clients. As part of IPG, AMS will be able to provide a broader set of services offerings to clients and operate with even greater scale. AMS clients will gain access to an extended network of agencies and marketing experts, and AMS will benefit from new opportunities to engage with IPG accounts.

Q: Why did IPG decide to buy AMS?

To create the world’s leading powerhouse for data-driven marketing solutions.

Q: Why is this better for me?

We will be able to invest the substantial proceeds from the transaction to drive internal initiatives and acquisitions that increase the value we can provide to you.

Q: What happens with current contracts?

This will not change our commitments to you.

Q: Will there be any changes to the customer account and delivery teams we work with?

As a direct LiveRamp customer, there will be no changes to how we work together.

Q: What does this mean for your Global Data Ethics Program?

We will continue to maintain our industry-leading Global Data Ethics Program.

Q: Is this going to distract your team? How can I be sure they’re focusing on me?

Our clients are our number one priority. We remain focused on providing you with high-quality service and meeting your needs.

Q: Will you use proceeds to do acquisitions? Who might you acquire?

LiveRamp has always looked for interesting and strategic ways to strengthen its business and provide more value to customers. I can’t speculate on any acquisition, and any potential acquisition conversations would of course be confidential.

Q: How will Acxiom operate under IPG?

Acxiom will operate as an independent division associated with IPG Mediabrands.

Q: How should AMS clients work with LiveRamp?

This will best be determined by your situation. LiveRamp and Acxiom will have partnerships in place that will allow us to be flexible and provide you with the services that best suit your needs.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the proposed transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) our expectations regarding the timing, completion and expected benefits of the proposed transaction, (ii) our plans, objectives and intentions with respect to our future operations, our customers and our market, and (iii) the expected impact of the proposed transaction on our business. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the risk that the transaction may not be completed in a timely manner or at all; the effect of the announcement or pendency of the transaction on our business relationships, results of operations and business generally; risks that the proposed transaction disrupts current plans and operations; and general market, political, economic and business conditions. The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended March 31, 2018. The forward-looking statements in this communication are based on information available to Acxiom as of the date hereof.

We undertake no obligation to update the information contained in this press release or any other forward-looking statement.

Additional Information and Where to Find It

Acxiom will file relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction, including a proxy statement on Schedule 14A. Under the proposed terms, promptly after filing its proxy statement with the SEC, Acxiom will mail or otherwise make available the proxy statement and a proxy card to each stockholder entitled to vote at the annual meeting relating to the proposed transaction. ACXIOM STOCKHOLDERS AND OTHER INVESTORS ARE ADVISED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN RESPECT OF THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, AS THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Acxiom stockholders and other investors may obtain free copies of the proxy statement and other relevant materials in connection with the proposed transaction (when they become available), along with other documents filed by Acxiom with the SEC, at the SEC’s website (http://www.sec.gov).

The directors and executive officers of Acxiom may be deemed to be participants in the solicitation of proxies from the stockholders of Acxiom in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding Acxiom’s directors and executive officers is also included in Acxiom’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on June 29, 2017. These document are available free of charge as described in the preceding paragraph.

Interpublic Group (IPG) Acquisition of AMS

LiveRamp Resale Client & Partner Communications Guide

EMAIL COPY

Subject: Following up on IPG acquisition of Acxiom Marketing Solutions

Hi [name],

I’m reaching out to connect with you about an exciting announcement our parent company Acxiom made: Interpublic Group (IPG) will acquire Acxiom Marketing Solutions (AMS), which is the services division of Acxiom. As a joint customer of Acxiom Marketing Solutions and LiveRamp, we wanted to reach out to discuss how this might affect our relationship and answer any questions you might have.

We expect the deal to close before the end of the calendar year. As always, LiveRamp will continue to operate as a neutral, open provider of identity technology for the benefit of anyone and everyone.

We’re excited to take this next step in our journey and look forward to speaking with your about the opportunity.

Best wishes,

[your name]

VOICE MAIL SCRIPT

Hi [name] – it’s [your name] from LiveRamp. I’m reaching out to see if we can quickly connect to go over the announcements our parent company Acxiom made about IPG acquiring Acxiom Marketing Solutions, the services division of Acxiom.

As a joint customer of Acxiom Marketing Solutions and LiveRamp, we wanted to reach out to discuss how this might affect our relationship and answer any questions you might have.

I’d love to answer any questions you have as quickly as possible. Can you give me a ring or send me an email to let me know when we can talk?

TALKING POINTS FOR CLIENT CONVERSATIONS

Upon closing, LiveRamp will emerge as a well-capitalized, industry leader positioned to enable identity resolution across the martech ecosystem.

•	We expect the deal to close before the end of the calendar year. Once this happens, LiveRamp will operate as a standalone public company.

•	LiveRamp will be able to invest the substantial proceeds from the transaction in both organic and inorganic initiatives that accelerate your ability to power exceptional customer experiences using the world’s best identity resolution platform

•	Importantly, this reinforces LiveRamp’s position as a neutral, open provider of identity technology for the benefit of anyone and everyone.

•	We will also have a partnership agreement in place with IPG to support current and future needs for identity resolution technology.

Our clients are always our number one priority, and this will not in any way negatively impact your service - in fact, it’s quite the opposite

•	We remain laser focused on providing you with the highest level of service.

•	This news does not change how we work with you.

•	Over time, we look forward to providing you with an even broader array of capabilities.

There could not be a better home for Acxiom Marketing Solutions clients than Interpublic Group

•	Acxiom’s goal with the strategic review was to accelerate its ability to deliver value to clients by providing access to a broader set of offerings delivered with even greater scale. AMS is a market leader, and they wanted to extend this leadership.

•	Once the deal closes, AMS will retain the Acxiom name and will operate as an independent division associated with IPG Mediabrands.

•	LiveRamp will have a partnership agreement in place to support their needs for identity resolution technology.

•	LiveRamp has had a pre-existing relationship with IPG and has worked with them for a number of years. This only expands and strengthens our relationship.

FREQUENTLY ASKED QUESTIONS:

Q. What is AMS? Is Acxiom selling LiveRamp?

As a current joint AMS/LiveRamp customer, you’re probably already aware of how we operate today. In day-to-day activity, AMS operates separately from LiveRamp. The AMS division is focused on providing data management and analytics services to support data-driven marketing. When an AMS client uses LiveRamp services, we work together to meet our shared client’s needs. Upon the completion of the transaction, that relationship remains the same. However, the Acxiom brand will stay with AMS and LiveRamp will become a standalone public company. Acxiom will own the relationship with some of our shared customers, acting as a reseller of LiveRamp technology.

Q: Why did Acxiom decide to sell AMS?

Simply to accelerate their ability to deliver value to clients. As part of IPG, AMS will be able to provide a broader set of services offerings to clients and operate with even greater scale. AMS clients will gain access to an extended network of agencies and marketing experts, and AMS will benefit from new opportunities to engage with IPG accounts.

Q: Why did IPG decide to buy AMS?

To create the world’s leading powerhouse for data-driven marketing solutions.

Q: Why is this better for me?

We will be able to invest the substantial proceeds from the transaction to drive internal initiatives and acquisitions that increase the value we can provide to you.

Q: What happens with current contracts?

There may be some modifications to your current contract. If so, we will be in contact with you as the process proceeds, and with enough notification to ensure no delays or disruptions in your service.

Q: Will there be any changes to the customer account and delivery teams we work with?

As a customer of both AMS and LiveRamp, there will some changes to how we work together. Moving forward, you will have a dedicated AMS team that will fully manage the LiveRamp relationship. As a reseller of the LiveRamp services, they will handle all your needs and requirements and handle communicating them back to the LiveRamp team. We will be able to provide more details in the coming few weeks. AMS is renowned for their level of services to their customers and everyone in both organizations is committed to ensuring your success.

Q: What does this mean for your Global Data Ethics Program?

We will continue to maintain our industry-leading Global Data Ethics Program.

Q: Is this going to distract your team? How can I be sure they’re focusing on me?

Our clients are our number one priority. We remain focused on providing you with high-quality service and meeting your needs.

Q: Will you use proceeds to do acquisitions? Who might you acquire?

LiveRamp has always looked for interesting and strategic ways to strengthen its business and provide more value to customers. I can’t speculate on any acquisition, and any potential acquisition conversations would of course be confidential.

Q: How will Acxiom operate under IPG?

Acxiom will operate as an independent division associated with IPG Mediabrands.

Q: How should AMS clients work with LiveRamp?

This will best be determined by your situation. LiveRamp and Acxiom will have partnerships in place that will allow us to be flexible and provide you with the services that best suit your needs.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the proposed transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) our expectations regarding the timing, completion and expected benefits of the proposed transaction, (ii) our plans, objectives and intentions with respect to our future operations, our customers and our market, and (iii) the expected impact of the proposed transaction on our business. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the risk that the transaction may not be completed in a timely manner or at all; the effect of the announcement or pendency of the transaction on our business relationships, results of operations and business generally; risks that the proposed transaction disrupts current plans and operations; and general market, political, economic and business conditions. The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended March 31, 2018. The forward-looking statements in this communication are based on information available to Acxiom as of the date hereof.

We undertake no obligation to update the information contained in this press release or any other forward-looking statement.

Additional Information and Where to Find It

Acxiom will file relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction, including a proxy statement on Schedule 14A. Under the proposed terms, promptly after filing its proxy statement with the SEC, Acxiom will mail or otherwise make available the proxy statement and a proxy card to each stockholder entitled to vote at the annual meeting relating to the proposed transaction. ACXIOM STOCKHOLDERS AND OTHER INVESTORS ARE ADVISED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN RESPECT OF THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, AS THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Acxiom stockholders and other investors may obtain free copies of the proxy statement and other relevant materials in connection with the proposed transaction (when they become available), along with other documents filed by Acxiom with the SEC, at the SEC’s website (http://www.sec.gov).

The directors and executive officers of Acxiom may be deemed to be participants in the solicitation of proxies from the stockholders of Acxiom in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding Acxiom’s directors and executive officers is also included in Acxiom’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on June 29, 2017. These document are available free of charge as described in the preceding paragraph.

Interpublic Group (IPG) Acquisition of AMS

LiveRamp Direct Client & Partner Communications Guide

EMAIL COPY

Subject: Following up on IPG acquisition of Acxiom Marketing Solutions

Hi [name],

I’m reaching out to connect with you about an exciting announcement our parent company Acxiom made: Interpublic Group (IPG) will acquire Acxiom Marketing Solutions (AMS), which is the services division of Acxiom. Once the transaction is complete, LiveRamp will become a well-capitalized standalone public company.

The substantial proceeds from the transaction will enable LiveRamp to invest in our business and accelerate your ability to power exceptional customer experiences using the world’s best identity resolution platform .

We expect the deal to close before the end of the calendar year. As always, LiveRamp will continue to operate as a neutral, open provider of identity technology for the benefit of anyone and everyone.

We’re excited to take this next step in our journey and look forward to making investments that further strengthen our relationship with you.

Best wishes,

[your name]

VOICE MAIL SCRIPT

Hi [name] – it’s [your name] from LiveRamp. I’m reaching out to see if we can quickly connect to go over the announcements our parent company Acxiom made about IPG acquiring Acxiom Marketing Solutions, the services division of Acxiom.

This is very exciting news for LiveRamp. Once the transaction is complete, LiveRamp will become a standalone public company. In addition, we will be able to invest the substantial proceeds from the sale in ways that bring additional value to our customers.

I’d love to answer any questions you have as quickly as possible. Can you give me a ring or send me an email to let me know when we can talk?

TALKING POINTS FOR CLIENT CONVERSATIONS

Upon closing, LiveRamp will emerge as a well-capitalized, industry leader positioned to enable identity resolution across the martech ecosystem.

•	We expect the deal to close before the end of the calendar year. Once this happens, LiveRamp will operate as a standalone public company.

•	LiveRamp will be able to invest the substantial proceeds from the transaction in both organic and inorganic initiatives that accelerate our customers ability to power exceptional customer experiences using the world’s best identity resolution platform

•	Importantly, this reinforces LiveRamp’s position as a neutral, open provider of identity technology for the benefit of anyone and everyone.

•	We will also have a partnership agreement in place with IPG to support current and future needs for identity resolution technology.

Our clients are always our number one priority, and this will not in any way negatively impact your service - in fact, it’s quite the opposite

•	We remain laser focused on providing you with the highest level of service.

•	This news does not change how we work with you.

•	Over time, we look forward to providing you with an even broader array of capabilities.

There could not be a better home for Acxiom Marketing Solutions clients than Interpublic Group

•	Acxiom’s goal with the strategic review was to accelerate its ability to deliver value to clients by providing access to a broader set of offerings delivered with even greater scale. AMS is a market leader, and they wanted to extend this leadership.

•	Once the deal closes, AMS will retain the Acxiom name and will operate as an independent division associated with IPG Mediabrands.

•	LiveRamp will have a partnership agreement in place to support their needs for identity resolution technology.

•	LiveRamp has had a pre-existing relationship with IPG and has worked with them for a number of years. This only expands and strengthens our relationship.

Frequently Asked Questions:

Q. What is AMS? Is Acxiom selling LiveRamp?

Acxiom is currently split in to two divisions: Acxiom Marketing Solutions (AMS) and LiveRamp. In day-to-day activity, AMS operates separately from LiveRamp. The AMS division is focused on providing services to marketers, such as analytics and database maintenance. Upon the completion of the transaction, the Acxiom brand will stay with AMS and LiveRamp will become a standalone public company.

Q: Why did Acxiom decide to sell AMS?

Simply to accelerate their ability to deliver value to clients. As part of IPG, AMS will be able to provide a broader set of services offerings to clients and operate with even greater scale. AMS clients will gain access to an extended network of agencies and marketing experts, and AMS will benefit from new opportunities to engage with IPG accounts.

Q: Why did IPG decide to buy AMS?

To create the world’s leading powerhouse for data-driven marketing solutions.

Q: Why is this better for me?

We will be able to invest the substantial proceeds from the transaction to drive internal initiatives and acquisitions that increase the value we can provide to you.

Q: What happens with current contracts?

This will not change our commitments to you.

Q: Will there be any changes to the customer account and delivery teams we work with?

As a direct LiveRamp customer, there will be no changes to how we work together.

Q: What does this mean for your Global Data Ethics Program?

We will continue to maintain our industry-leading Global Data Ethics Program.

Q: Is this going to distract your team? How can I be sure they’re focusing on me?

Our clients are our number one priority. We remain focused on providing you with high-quality service and meeting your needs.

Q: Will you use proceeds to do acquisitions? Who might you acquire?

LiveRamp has always looked for interesting and strategic ways to strengthen its business and provide more value to customers. I can’t speculate on any acquisition, and any potential acquisition conversations would of course be confidential.

Q: How will Acxiom operate under IPG?

Acxiom will operate as an independent division associated with IPG Mediabrands.

Q: How should AMS clients work with LiveRamp?

This will best be determined by your situation. LiveRamp and Acxiom will have partnerships in place that will allow us to be flexible and provide you with the services that best suit your needs.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the proposed transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) our expectations regarding the timing, completion and expected benefits of the proposed transaction, (ii) our plans, objectives and intentions with respect to our future operations, our customers and our market, and (iii) the expected impact of the proposed transaction on our business. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the risk that the transaction may not be completed in a timely manner or at all; the effect of the announcement or pendency of the transaction on our business relationships, results of operations and business generally; risks that the proposed transaction disrupts current plans and operations; and general market, political, economic and business conditions. The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended March 31, 2018. The forward-looking statements in this communication are based on information available to Acxiom as of the date hereof.

We undertake no obligation to update the information contained in this press release or any other forward-looking statement.

Additional Information and Where to Find It

Acxiom will file relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction, including a proxy statement on Schedule 14A. Under the proposed terms, promptly after filing its proxy statement with the SEC, Acxiom will mail or otherwise make available the proxy statement and a proxy card to each stockholder entitled to vote at the annual meeting relating to the proposed transaction. ACXIOM STOCKHOLDERS AND OTHER INVESTORS ARE ADVISED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN RESPECT OF THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, AS THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Acxiom stockholders and other investors may obtain free copies of the proxy statement and other relevant materials in connection with the proposed transaction (when they become available), along with other documents filed by Acxiom with the SEC, at the SEC’s website (http://www.sec.gov).

The directors and executive officers of Acxiom may be deemed to be participants in the solicitation of proxies from the stockholders of Acxiom in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding Acxiom’s directors and executive officers is also included in Acxiom’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on June 29, 2017. These document are available free of charge as described in the preceding paragraph.

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